UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 25, 2008
                                                          ---------------

                               CAPE BANCORP, INC.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)

    Maryland                        001-33934                 26-1294270
------------------------------  -----------------------   ---------------------
(State or Other Jurisdiction)    (Commission File No.)     (I.R.S. Employer
  of Incorporation)                                         Identification No.)


225 North Main Street, Cape May Courthouse, New Jersey           08210
-------------------------------------------------------          -----
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (609) 465-5600
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Certain Officers;  Election of Directors;  Appointment of
          Certain Officers; Compensatory Arrangements of Certain Officers.
          ----------------------------------------------------------------------

     On August 25, 2008, stockholders of Cape Bancorp, Inc. (the "Company") approved the Cape Bancorp, Inc. 2008 Equity Incentive Plan (the "Equity Plan").

     The purpose of the Equity Plan is to advance the interests of the Company and its stockholders through awards that provide employees and directors an additional personal stake in the Company's growth, development and financial success.

     Subject to permitted adjustments for certain corporate transactions, the Equity Plan authorizes the issuance or delivery to participants of up to 1,863,892 shares of Company common stock pursuant to grants of restricted stock awards, incentive stock options, non-qualified stock options and stock appreciation rights; provided, however, that no more than 1,331,352 shares may be issued or delivered in the aggregate pursuant to the exercise of stock options or stock appreciation rights, and no more than 532,540 shares may be issued or delivered pursuant to restricted stock awards.

     Employees and outside directors of the Company and its subsidiaries are eligible to receive awards under the Equity Plan, except that non-employee directors may not be granted incentive stock options. Non-employee directors may receive in the aggregate up to 30% of the shares reserved for issuance under the Equity Plan.

Item 7.01 Regulation FD Disclosure.
          -------------------------

     The Company issued a news release reporting on the results of it Annual Meeting of Stockholders held on August 25, 2008. A copy of the news release is attached as Exhibit 99 to this report and is being furnished to the SEC and shall not be deemed filed for any purpose.

Item 9.01. Financial Statements and Exhibits
           ---------------------------------

          (a) Financial Statements of Businesses Acquired. Not applicable

          (b) Pro Forma Financial Information. Not Applicable

          (c) Shell Company Transactions. Not Applicable

          (d) Exhibits.

              Exhibit No.               Description
              ----------                -----------

                 99 News release dated August 25, 2008 on the results of Cape Bancorp, Inc.'s 2008 Annual Meeting of Stockholders.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         CAPE BANCORP, INC.



DATE:  August 26, 2008           By:     /s/ Herbert L. Hornsby, Jr.
                                         --------------------------------------
                                         Herbert L. Hornsby, Jr.
                                         President and Chief Executive Officer